UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Flintkote Avenue

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ignyta, Inc. (the “Registrant”) held its annual meeting of stockholders on June 13, 2016 (the “Annual Meeting”). At the Annual Meeting, the Registrant’s stockholders approved the amendment and restatement of the Registrant’s 2014 Incentive Award Plan (the “2014 Plan”). The amended and restated 2014 Plan is referred to herein as the “Restated Plan.” The Restated Plan authorizes the issuance of the sum of (1) 6,000,000 shares, 3,000,000 of which were previously reserved for issuance under the 2014 Plan, plus (2) the number of shares subject to any Prior Plan Option (as defined in the Restated Plan) to the extent such Prior Plan Option again becomes available for issuance pursuant to the terms of the Restated Plan (the “Share Reserve”). Pursuant to the terms of the Restated Plan, the Share Reserve shall be reduced by (a) one share for each share subject to any stock option or stock appreciation right, and (b) 1.3 shares for each share subject to any outstanding award that is a Full Value Award (as defined in the Restated Plan). Notwithstanding the foregoing, the number of shares that may be issued or transferred pursuant to awards under the Restated Plan may not exceed an aggregate of 7,346,691 shares. The Restated Plan became effective on the date of the Annual Meeting.

Administration. The compensation committee (the “Compensation Committee”) of the Registrant’s board of directors (the “Board”) will administer the Restated Plan (except with respect to any award granted to “independent directors” (as defined in the Restated Plan), which must be administered by the full Board). The Compensation Committee or the Board are referred to herein as the “plan administrator.” Subject to the terms and conditions of the Restated Plan, the plan administrator has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, and the terms and conditions of such awards, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the Restated Plan. The plan administrator is also authorized to establish, adopt, amend or revise rules relating to administration of the Restated Plan. The Board may at any time revest in itself the authority to administer the Restated Plan.

Awards. The Restated Plan authorizes the plan administrator to grant stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards and stock appreciation rights. The Restated Plan also authorizes the plan administrator to grant performance awards payable in the form of the Registrant’s common stock or cash, including equity awards and incentive cash bonuses that may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). The Restated Plan authorizes the grant of awards to employees and consultants of the Registrant and to the Registrant’s non-employee directors. In addition, the following annual limitations apply: (i) the maximum aggregate number of shares of common stock that may be subject to awards granted to any one participant during a calendar year is 3,000,000; (ii) no participant may be granted, during any calendar year, awards initially payable in cash that could result in such participant receiving cash payments exceeding $10,000,000 pursuant to such awards; and (iii) the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $750,000.

Other Provisions. The Restated Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The Restated Plan will expire in 2026.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 2 – Approval of the Amended and Restated Ignyta, Inc. 2014 Incentive Award Plan” in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	To reelect the following two directors for a three-year term to expire at the 2019 annual meeting of stockholders:

Director Name	For	Withheld
Alexander Casdin	21,380,443	1,506,132
James Freddo, M.D.	20,682,244	2,204,331

In accordance with the above results, each nominee was reelected to serve as a director.

2.	To approve the amendment and restatement of the Ignyta, Inc. 2014 Equity Incentive Award Plan (the “Amended and Restated 2014 Plan”), including the reservation of an additional 3,000,000 shares of the Registrant’s common stock thereunder:

For	Against	Abstain	Broker Non-Votes
20,256,424	2,629,641	510	4,402,689

In accordance with the above results, the Amended and Restated 2014 Plan was approved.

3.	To ratify the selection of Mayer Hoffman McCann P.C. as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
27,223,314	51,932	14,018	N/A

In accordance with the above results, the selection of Mayer Hoffman McCann P.C. was ratified.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Ignyta, Inc. Amended and Restated 2014 Incentive Award Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2016	IGNYTA, INC.

	By:	/s/ Jonathan E. Lim, M.D.
	Name:	Jonathan E. Lim, M.D.
	Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 10.1	Ignyta, Inc. Amended and Restated 2014 Incentive Award Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016).